UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 25, 2006, Apollo Gold Corporation, a Yukon territory corporation (the “Company”) and Jipangu Inc., a Japanese corporation (“Jipangu”) entered into Amendment No. 1 to Registration Rights Agreement dated June 1, 2005 (the “Amendment to First Registration Rights Agreement”). The Amendment to First Registration Rights Agreement has an effective date of July 15, 2005. Pursuant to the Amendment to First Registration Rights Agreement, the Company has agreed to file a resale registration statement for the 10,000,000 Company common shares issued to Jipangu under the Subscription for Shares dated June 1, 2005 no later than February 15, 2006.

On January 25, 2006, the Company and Jipangu entered into a side letter amending the Apollo Gold Subscription for Units dated October 17, 2005 (the “Second Subscription Agreement”), to extend the closing date for the issuance of the 11,650,000 units to Jipangu under the Second Subscription Agreement from January 18, 2006 to January 26, 2006 (the “Amendment to Second Subscription Agreement”).

In addition, on January 25, 2006, the Company and Jipangu entered into Amendment No. 1 to Registration Rights Agreement dated October 17, 2005 (the “Amendment to Second Registration Rights Agreement”). The Amendment to Second Registration Rights Agreement has an effective date of December 31, 2005. Pursuant to the Amendment to Second Registration Rights Agreement, the Company has agreed to file a resale registration statement for the 11,650,000 common shares and the 2,000,000 common shares issuable upon exercise of the warrants issued under the Second Subscription Agreement, as amended no later than February 15, 2006.

The description of each of the Amendment to First Registration Rights Agreement, Amendment to Second Subscription Agreement, and Amendment to Second Registration Rights Agreement contained in this Current Report on Form 8-K is qualified in its entirety by the text of the Amendment to First Registration Rights Agreement, which is incorporated by reference herein and attached as Exhibit 4.1 hereto; the Amendment to Second Subscription Agreement, which is incorporated by reference herein and attached as Exhibit 4.2 hereto; and the Amendment to Second Registration Rights Agreement, which is incorporated by reference herein and attached as Exhibit 4.3 hereto.

ITEM 8.01 OTHER EVENTS.

On January 26, 2006, the Company and Jipangu completed the US$3.5 million private placement previously disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 21, 2005 (the “Private Placement”). Pursuant to the Private Placement, the Company issued to Jipangu 11,650,000 units priced at Cdn$0.35 per unit, with each unit consisting of one common share of Apollo and 0.17167 of a warrant (for a total of up to 2,000,000 warrants), with each whole warrant exercisable for two years at Cdn$0.39 for one common share of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c)     Exhibits

Exhibit No.	Description
4.1
Amendment No. 1 to Registration Rights Agreement dated June 1, 2005, by and between Apollo Gold Corporation and Jipangu Inc. dated January 25, 2006, amending the Registration Rights Agreement dated June 1, 2005, filed with the Securities and Exchange Commission on August 9, 2005 as Exhibit 4.2 to Apollo Gold Corporation’s Quarterly Report on Form 10-Q.

4.2
Side Letter by Jipangu Inc. dated January 18, 2006 and accepted by Apollo Gold Corporation on January 25, 2006 with an effective date of January 18, 2006, amending the Apollo Gold Subscription Agreement for Units dated October 17, 2005, filed with the Securities and Exchange Commission on October 28, 2005 as Exhibit 4.1 to Apollo Gold Corporation’s Current Report on Form 8-K.

4.3
Amendment No. 1 to Registration Rights Agreement dated October 17, 2005, by and between Apollo Gold Corporation and Jipangu Inc. dated January 25, 2006, amending the Registration Rights Agreement dated October 17, 2005, filed with the Securities and Exchange Commission on October 28, 2005 as Exhibit 4.2 to Apollo Gold Corporation’s Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2006

APOLLO GOLD CORPORATION

By:	/s/ MELVYN WILLIAMS
Melvyn Williams Senior Vice President - Finance and Corporate Development and Chief Financial Officer